Furmanite Corporation QUARTER AND YEAR ENDED MARCH 31, 2012 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the
Company’s Form 10-K as of December 31, 2011 filed with the Securities and
Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved.  All forward-looking statements made in this presentation are based on information presently available to management, and the
Company assumes no obligation to update any forward-looking statements.

Safe Harbor Statement
Safe Harbor Statement

Furmanite Corporation QUARTER AND YEAR ENDED MARCH 31, 2012 Charles R. Cox, Chairman & CEO 3

1
st
Quarter
•
Disappointing Quarter with Revenues down $1.3 million; Net
Income down $2.9 million, excluding relocation, restructuring and income tax related benefit
•
Revenue and Net Income miss related primarily to poor Central
European markets and delayed turnaround season
•
Identified Central Europe Q1 “Overhead Cost vs. Market”
imbalance issues are currently being addressed.
•
Lower January and February Revenue in the Americas were not
quite offset  by a very strong March
•
No new “problem” projects this quarter
Financial Overview

•
Significantly worse 1
st
quarter overall market conditions in Europe
compared to 2009 through 2011
•
Unclear future direction in European markets
•
Additional European restructuring taking place in 2
nd
quarter to
address probable protracted poor market conditions
•
Late turnaround season impact expected to be limited to 1
st
quarter
•
Positive trends continue in all other regions and cautious optimism continues
•
Still not counting on consistently improved markets conditions anywhere
Business Conditions

•
New Global “One Company” Matrix organizational concept now
50% in place
•
Service Line (“SL”) Strategies implementation underway
•
Investment to support SL Strategies still planned for 2012 and 2013
•
Values, Culture Change and Overall Growth Strategies Unchanged
•
Completed Corporate HQ move to Houston in March as scheduled
Strategic Update

•
Re-balance European cost structure with deteriorating market conditions
•
Finalize implementation of Global Matrix Organization
•
Complete appointment of Service Line Teams to implement World
Leader Vision
•
Assemble Senior Leadership Team in new Houston HQ
•
Embed “Orange Code” Culture, drive growth strategies & project execution excellence around the world
2012 Priorities

To safely and ethically establish
Furmanite as the World leader in all our
Service Lines by 2014, through
Innovation, Global Teamwork, Market
Dominance, Project Excellence and
Customer Service Perfection.
“The World Leader in All Service Lines by
2014”

Furmanite Vision

Furmanite Corporation QUARTER AND YEAR ENDED MARCH 31, 2012 Financial Review Robert S. Muff, Principal Financial Officer 9

Condensed Consolidated Statements of Operations
($ in 000s except percentages and per share amounts) (Unaudited)

For the Three Months Ended
March 31,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $       71,782
100.0%
$      73,054
100.0%
$      (1,272)
Operating costs 52,352
72.9%
50,402
69.0%
1,950
Depreciation and amortization expense 2,025
2.8%
1,875
2.6%
150
Selling, general and administrative expense 17,333
24.1%
16,864
23.1%
469
Operating income, excluding relocation and
restructuring costs 72
0.1%
3,913
5.3%
(3,841)
Relocation and restructuring costs 823
1.1%
88
0.1%
735
Operating income (loss) (751)
-1.0%
3,825
5.2%
(4,576)
Interest and other income (expense), net (529) (118) (411)
Income (loss) before income taxes (1,280) 3,707 (4,687)
Income tax benefit 450 319 131
Net income (loss) $        (830) $        4,026 $       4,856
Diluted earnings (loss) per share $       (0.02) $         0.11 $       (0.13)
Adjusted diluted earnings (loss) per share* $         0.00 $         0.08 $       (0.08)
* Excludes $0.8 million of relocation costs for the three months ended March 31, 2012.  Excludes $0.1 million of restructuring costs and
$1.2 million of acquisition related income tax benefit for the three months ended March 31, 2011.

Revenues Adjusted for Currency Rates
2012 amounts at 2011 exchange rates
($ in 000s except percentages) (Unaudited)

For the Three Months Ended
March 31,
2012 2011
Change
%
Change
Revenues
Americas $    40,698 $    40,227
$        471 1%
EMEA 23,027 24,673
(1,646) -7%
Asia-Pacific 8,057 8,154
(97) -1%
Total revenues $    71,782 $    73,054
$   (1,272) -2%
Currency adjusted revenues:
Americas $    40,706 $      40,227
$       479 1%
EMEA 23,642 24,673
(1,031) -4%
Asia-Pacific 7,765 8,154
(389) -5%
Total currency adjusted revenues $   72,113 $     73,054
$     (941) -1%

Segment operating results after allocation of headquarter costs
($ in 000s) (Unaudited)

For the Three Months Ended
March 31, 2012
Americas EMEA Asia-Pacific
Corporate
& Other Total
Operating income (loss) $    4,355 $   (1,196) $        226 $   (4,136) $      (751)
Allocation of headquarter costs (based on
revenues) (2,354) (1,317) (465) 4,136 –
Operating income (loss) after allocation of
headquarter costs $    2,001 $  (2,513) $        (239) – $      (751)
For the Three Months Ended
March 31, 2011
Americas EMEA Asia-Pacific
Corporate
& Other Total
Operating income (loss) $       5,781 $        771 $       484 $  (3,211) $  3,825
Allocation of headquarter costs (based on
revenues) (1,748) (1,105) (358) 3,211 –
Operating income (loss) after allocation of
headquarter costs $       4,033 $      (334) $       126 – $   3,825

Segment operating result comparison after allocation of
headquarter costs
2012 amounts at 2011 exchange rates
($ in 000s) (Unaudited)

For the Three Months Ended
March 31,
2012 2011
Change
Operating income (loss) after allocation of
headquarter costs:
Americas $       2,001   $    4,033
$     (2,032)
EMEA (2,513) (334)
(2,179)
Asia-Pacific (239) 126
(365)
Total operating income (loss) after allocation of
headquarter costs $       (751) $    3,825
$    (4,576)

Condensed Consolidated Balance Sheets
($ in 000s)

(Unaudited)
March 31, December 31,
2012 2011 Change
Cash $            29,517 $            34,524 $       (5,007)
Trade receivables, net 71,626 71,508 118
Inventories 29,342 26,557 2,785
Other current assets 13,409 13,171 238
Total current assets 143,894 145,760 (1,866)
Property and equipment, net 34,590 34,060 530
Other assets 27,703 27,412 291
Total assets $         206,187 $         207,232 $    (1,045)
Total current liabilities $            40,294 $            41,999 $      (1,705)
Total long-term debt 30,055 31,051 (996)
Other liabilities 15,743 15,293 450
Total stockholders' equity 120,095 118,889 1,206
Total liabilities and
stockholders' equity $        206,187 $        207,232 $    (1,045)

Condensed Consolidated Statements of Cash Flows
($ in 000s) (Unaudited)

For the Three Months Ended
March 31,
2012 2011 Change
Net income (loss) $      (830) $      4,026 $      (4,856)
Depreciation, amortization and other non-cash items 2,575 1,190 1,385
Working capital changes (2,273) (5,241) 2,968
Net cash used in operating activities (528) (25) (503)
Capital expenditures (2,040) (759) (1,281)
Acquisition of assets and business, net of cash acquired – (3,921) 3,921
Payments on debt (32,707) (35) (32,672)
Proceeds from issuance of debt 30,000 – 30,000
Other, net (148) 32 (180)
Effect of exchange rate changes on cash 416 659 (243)
Decrease in cash and cash equivalents (5,007) (4,049) (958)
Cash and cash equivalents at beginning of period 34,524 37,170 (2,646)
Cash and cash equivalents at end of period $      29,517 $       33,121 $       (3,604)

Furmanite Corporation QUARTER AND YEAR ENDED MARCH 31, 2012 Operations Review Joseph E. Milliron, President and Chief Operating Officer 16

at March 31, 2012
•
1,659 total employees, including temporary technicians
– 3 higher than March 31, 2011
•
1,212 technicians, including temporary technicians
– 18 higher than March 31, 2011
•
447 selling, general and administrative (SG&A) personnel
– 15 less than March 31, 2011
Costs aligned with revenues

FURMANITE

The Americas

- 684 technicians
- 57% of YTD revenues
- 29 locations

EMEA

- 400 technicians
- 32% of YTD revenues
- 30 locations

APAC

- 128 technicians
- 11% of YTD revenues
- 15 locations

As of March 31, 2012 18 Global Service Network

19 TRIR TRIR SAFETY: 2010 Around the World

20 TRIR TRIR SAFETY: 2011 Around the World

Total Americas EMEA APAC
On-line Services  1   Qtr. 2012 $   30,145 $   16,647 $     9,302 $    4,196
On-line Services  1   Qtr. 2011 27,924 15,945 9,470 2,509
Variance $     2,221 $       702     $     (168)     $    1,687
On-line Services  YTD 2012 $   124,836 $  67,139 $  43,909 $    13,788
On-line Services  YTD 2011 104,651 51,076 37,051 16,524
Variance $     20,185 $   16,063     $   6,858     $    (2,736)
Business and Geographic Data – On-line¹ Services Revenues
($ in 000’s) (Unaudited)
1
Formerly referred to as under-pressure services
st
st

Business and Geographic Data – Off-line¹ Services Revenues
($ in 000’s) (Unaudited)

1
Formerly referred to as turnaround services
Total Americas EMEA APAC
Off-line Services 1  Qtr. 2012 $    28,718 $    17,070 $     8,472 $     3,176
Off-line Services 1  Qtr. 2011 32,500 18,364 10,096 4,040
Variance $    (3,782)       $    (1,294)     $ (1,624)     $ (864)
Off-line Services  YTD 2012 $   ___,___ $    __,___ $    __,___ $    __,___
Off-line Services  YTD 2011 __,___ __,___ __,___ __,___
Variance $     _,___       $      _,___     $      _,___     $      _,___
st
st

Furmanite Corporation Review of 1Q 2012 May 8, 2012 www.furmanite.com 23